SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     March 8, 1999


                          CASE RECEIVABLES II INC.
             (Exact Name of Registrant as Specified in Charter)



                                  33-99298
                          (Commission File Number)

                                 76-0439709
                    (I.R.S. Employer Identification No.)


  475 Half Day Road, Lincolnshire, Illinois                       60069
(Address of Principal Executive Offices)                       (Zip Code)


                               (847) 955-0228
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
       (Former Name or Former Address, if Changed Since Last Report)







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         Item 5.  Other Events

         On March 8, 1999, the registrant made available to prospective investors a term sheet (the "Term Sheet") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $759,500,000 aggregate principal amount of asset-backed notes by Case Equipment Receivables Trust 1999-A. The Term Sheet is attached hereto as
Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99 Term Sheet dated March 8, 1999 of Case Equipment Receivables Trust 1999-A

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CASE RECEIVABLES II INC.
                                             (Registrant)


Dated: March 9, 1999                       By: /s/ Ralph Than
                                              ---------------------
                                                      Ralph Than

                               Exhibit Index


Exhibit 99 Term Sheet dated March 8, 1999 of Case Equipment Receivables Trust 1999-A